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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                December 16, 1999


                                 PERRIGO COMPANY
               --------------------------------------------------
               (Exact name of registrant as specified in charter)




   MICHIGAN                        0-19725                       38-2799573
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(State of other                  (Commission                  (I.R.S. Employer
Jurisdiction of                  File Number)                  Identification
 Incorporation)                                                Number)



515 Eastern Avenue, Allegan, Michigan                   49010
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(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:
(616) 673-8451
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        ITEM 5.  Other Events

             The Perrigo Company announced at its annual shareholders' meeting in Greenville, South Carolina, the election by shareholders of Herman Morris, Jr. as a new director of the Company. Mr. Morris was elected to the Board of Directors of Perrigo for a three-year term expiring on the date of the Annual Meeting in 2002.

        Mr. Morris, 48, is President and Chief Executive Officer of Memphis Light, Gas and Water Division, the nation's largest municipal electric, gas and water utility. He joined Memphis Light, Gas and Water in 1989 as General Counsel after practicing law in the state of Tennessee since 1977. Mr. Morris is a graduate of Rhodes College and received a law degree from the Vanderbilt University School of Law.















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                                   SIGNATURES
                                   ----------

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 PERRIGO COMPANY
                                  (Registrant)



                                           By: /s/Thomas J. Ross
                                               --------------------------
Dated: December 16, 1999                       Thomas J. Ross
                                               Vice President-Finance